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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  June 4, 2003


                                  DRESSER, INC.
             (Exact name of registrant as specified in its charter)




      Delaware                     333-60778                   75-2795365
   (State or Other                (Commission               (I.R.S. Employer
    Jurisdiction of               File Number)             Identification No.)
    Incorporation)



                        15455 Dallas Parkway, Suite 1100
                              Addison, Texas 75001
               (Address of principal executive offices) (zip code)

                                 (972) 361-9800
              (Registrant's Telephone Number, Including Area Code)


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Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         The following Exhibits are filed herewith:

         99.1    Press Release.


Item 9.  Regulation FD Disclosure

     On June 4, 2003, Dresser, Inc. issued a press release providing an update of selected financial information for the period ending March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by this reference.





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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DRESSER, INC.


Date:   June 4, 2003                 By:  /s/     Patrick M. Murray
     ---------------                      -------------------------------
                                                  Patrick M. Murray
                                                  Chief Executive Officer



                                          /s/     James A. Nattier
                                          -------------------------------
                                                  James A. Nattier
                                                  Executive Vice President and
                                                  Chief Financial Officer



                                          /s/     Dale B. Mikus
                                          -------------------------------
                                                  Dale B. Mikus
                                                  Vice President - Finance and
                                                  Chief Accounting Officer





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                                  EXHIBIT INDEX


Exhibit No.               Description
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   99.1                   Press Release